UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2019

HMN Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest Rochester, Minnesota	55901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on April 23, 2019 at 10:00 a.m. (the “Annual Meeting”). On March 1, 2019, the record date for the Annual Meeting, there were 4,842,146 shares of common stock issued and outstanding. The final results of the stockholder vote on each proposal brought before the Annual Meeting were as follows:

1.

The stockholders elected one director to serve until the conclusion of the first succeeding annual meeting of stockholders or until his successor has been duly elected and qualified and three directors to serve until the conclusion of the third succeeding annual meeting of stockholders or until their successors have been duly elected and qualified. The votes regarding this proposal were as follows:

Term expiring in 2020:	For	Against	Abstain	Broker Non-Votes
Sequoya S. Borgman	2,462,678.243	341,357.618	11,513.000	1,310,565.000

Terms expiring in 2022:	For	Against	Abstain	Broker Non-Votes
Michael A. Bue	2,027,340.263	783,257.169	4,951.249	1,310,565.000
Wendy S. Shannon	2,021,133.894	790,152.967	4,262.000	1,310,565.000
Hans K. Zietlow	1,455,625.513	1,355,025.348	4,898.000	1,310,565.000

2.	The stockholders voted by a non-binding advisory vote to approve the compensation of the Company’s executives as disclosed in the proxy statement. The votes regarding this proposal were as follows:

Votes for the proposal	2,497,595.341
Votes against the proposal	132,571.289
Votes abstaining	185,382.231
Broker Non-Votes	1,310,565.000

3.	The stockholders voted by a non-binding advisory vote to hold future advisory votes on executive compensation on an annual basis. The votes regarding this proposal were as follows:

One Year	2,196,608,595
Two Years	42,654.914
Three Years	368,895.610
Abstain	207,389.742
Broker Non-Vote	1,310,565.000

After considering the stockholders’ advisory vote results, the Company has determined that it will      continue to hold an advisory vote on executive compensation annually.

4.	The stockholders ratified the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for 2019. The votes regarding this proposal were as follows:

Votes for the proposal	4,106,603.889
Votes against the proposal	7,779.972
Votes abstaining	11,730.000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc. (Registrant)

Date: April 25, 2019	/s/ Jon Eberle

Jon Eberle Senior Vice President, Chief Financial Officer and Treasurer

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